Exhibit 3.1

INCORPORATED UNDER THE LAWS OF NEVADA

NUMBER

SHARES

MC ENDEAVORS, INC.

Fully Paid Non-Assessable $0.001 Par Value **COMMON STOCK**

CUSIP NO. 552681 108

SPECIMEN

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of MC ENDEAVORS, INC. Capital Stock transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED
ACTION STOCK TRANSFER CORP.
2469 E Ft. Union Blvd., #214, Salt Lake City, UT 84121

By:____________________________
TRANSFER AGENT-AUTHORIZED SIGNATURE

PRESIDENT

MC ENDEAVORS, INC.
SEAL
NEVADA

SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - TEN ENT - JT TEN -	as tenants in common as tenants by the entireties as joint tenants with rights of survivorship and not as tenants in common	UNIF GIFT MIN ACT - UNIF TRF MIN ACT -

__________Custodian __________

      (Cust)                            (Minor)
under Uniform Gifts to Minors

Act __________________________

                           (State)

________Custodian (until age________)

     (Cust)
________ under Uniform Transfers

 (Minor)

to Minors Act _____________________

                                       (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,_______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE_______________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.